PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

Supplement dated September 16, 2014
to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information (SAI)

Effective on or about September 17, 2014, Jeffrey Rabinowitz, CFA, will join John P. Mullman, CFA, as a portfolio manager for the Fund. To reflect this change, the Prospectus and SAI are revised, as follows:

In the section of the Prospectus entitled “Fund Summary,” the sub-section entitled “Management of the Fund” is revised by deleting the portfolio manager table and substituting the new table appearing below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	John P. Mullman, CFA	Managing Director	August 2005
		Jeffrey Rabinowitz, CFA	Managing Director	September 2014

In the section of the Prospectus entitled “How the Fund is Managed,” the sub-section entitled “Portfolio Managers” is revised by adding the following professional biography for Mr. Rabinowitz:

Jeffrey Rabinowitz, CFA is a Managing Director of Jennison, which he joined in September 2014. From May 1999 until joining Jennison, Jeff was with Goldman Sachs, where he was a Portfolio Manager on the US Growth Equity Team as well as the lead Semiconductor and Communications Technology Analyst across all market capitalizations. Between 1994 and 1997, he was a Senior Software Engineer at Motorola. Jeff earned a Bachelor of Science degree in electrical engineering from Florida Atlantic University and an MBA in Finance from The Wharton School, University of Pennsylvania.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers—Other Accounts and Ownership of Fund Securities,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr. Rabinowitz:

Portfolio Managers	Registered Investment Companies/Total Assets (Millions)	Other Pooled Investment Vehicles/Total Assets (Millions)	Other Accounts/Total Assets (Millions)	Ownership of Fund Shares
Jeffrey Rabinowitz, CFA	2/$1,051	1/$232	*1/$147	None

Information in the above table is as of August 31, 2014 and is pro forma.
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest” is revised by deleting the Compensation section for Jennison Associates LLC and replacing it with the following:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager's total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager's overall compensation.

The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
−	Performance for the composite of accounts that includes the Fund managed by the portfolio managers is measured against the Russell Midcap Growth Index.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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